UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 30, 2004

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.1425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 8 – OTHER EVENTS

ITEM 8.01 – OTHER EVENTS

Beginning with the quarter ended September 30, 2004, we changed the manner of disclosure of financial information on our two segments, (1) exploration and production and (2) marketing. Previously, segment information was provided through our disclosure of financial information of our guarantor and non-guarantor subsidiaries, as our marketing operations were the only non-guarantor subsidiaries. On September 18, 2004, the marketing subsidiaries became guarantors of our senior debt, and, as a result, disclosure of financial information of our subsidiaries in the manner provided in previous filings is no longer required. We are filing with this current report audited consolidated financial statements in order to conform the presentation of prior year segment financial information to the presentation of segment financial information in the unaudited consolidated financial statements included in our Form 10-Q for the quarter ended September 30, 2004.

Note 8 of the notes to the audited consolidated financial statements included in exhibit 99 presents the following segment information for each of the three years in the period ended December 31, 2003. Other than the described conforming changes in note 8, the consolidated financial statements included in exhibit 99 are the same as the consolidated financial statements appearing in Item 8 of our Form 10-K for the year ended December 31, 2003.

	Exploration and Production	Marketing	Consolidated
For the Year Ended December 31, 2003:
Revenue	$1,296,822	$420,610	$1,717,432
Production expenses and taxes	215,476	—	215,476
General and administrative	26,702	3,453	30,155
Oil and gas marketing expenses	—	410,288	410,288
Depreciation, depletion and amortization	383,065	3,193	386,258
Interest and other income	1,673	1,154	2,827
Interest expense	154,345	11	154,356
Other expenses	22,774	—	22,774

INCOME BEFORE INCOME TAXES	496,133	4,819	500,952
Income tax expense (benefit)	188,529	1,831	190,360

NET INCOME	$307,604	$2,988	$310,592

TOTAL ASSETS	$4,376,558	$195,733	$4,572,291

CAPITAL EXPENDITURES	$2,086,102	$27,265	$2,113,367

For the Year Ended December 31, 2002:
Revenue	$568,187	$170,315	$738,502
Production expenses and taxes	128,292	—	128,292
General and administrative	15,684	1,934	17,618
Oil and gas marketing expenses	—	165,736	165,736
Depreciation, depletion and amortization	233,378	1,820	235,198
Interest and other income	6,743	597	7,340
Interest expense	112,021	10	112,031
Other expenses	19,827	—	19,827

INCOME BEFORE INCOME TAXES	65,728	1,412	67,140
Income tax expense (benefit)	26,289	565	26,854

NET INCOME	$39,439	$847	$40,286

TOTAL ASSETS	$2,772,496	$103,112	$2,875,608

CAPITAL EXPENDITURES	$826,088	$7,281	$833,369

For the Year Ended December 31, 2001:
Revenue	$820,318	$148,733	$969,051
Production expenses and taxes	108,384	—	108,384
General and administrative	13,138	1,311	14,449
Oil and gas marketing expenses	—	144,373	144,373
Depreciation, depletion and amortization	181,485	80	181,565
Interest and other income	2,404	473	2,877
Interest expense	98,319	2	98,321
Other expenses	63,138	—	63,138

INCOME BEFORE INCOME TAXES	358,258	3,440	361,698
Income tax expense (benefit)	142,916	1,376	144,292

NET INCOME	$215,342	$2,064	$217,406

TOTAL ASSETS	$2,232,426	$54,342	$2,286,768

CAPITAL EXPENDITURES	$1,031,676	$291	$1,031,967

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

23	Consent of PricewaterhouseCoopers LLP

99	Audited consolidated financial statements of Chesapeake Energy Corporation as of December 31, 2003 and 2002 and for the three years ended December 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ AUBREY K. MCCLENDON
Aubrey K. McClendon Chairman of the Board and Chief Executive Officer

Dated: November 30, 2004

4